EXHIBIT 24

                                POWER OF ATTORNEY

     Each person whose signature appears below hereby constitutes and appoints Robert S. Woodruff and Drake S. Tempest, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) and supplements to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


              Signature                  Title                        Date
              ---------                  -----                        ----

/s/   Philip F. Anschutz     Chairman of the Board and Director    July 28, 1999
----------------------------
(Philip F. Anschutz)

/s/   Joseph P. Nacchio      Chairman and Chief Executive Officer  June 20, 1999
---------------------------- and Director
(Joseph P. Nacchio)

/s/   Robert S. Woodruff     Executive Vice President, Chief       June 20, 1999
---------------------------- Financial Officer and Director
(Robert S. Woodruff)

/s/   Jerry R. Davis         Director                              June 20, 1999
----------------------------
(Jerry R. Davis)

/s/   Jordan L. Haines       Director                              July 28, 1999
----------------------------
(Jordan L. Haines)

/s/   Cannon Y. Harvey       Director                              June 20, 1999
----------------------------
(Cannon Y. Harvey)

/s/   Douglas M. Karp        Director                              June 20, 1999
----------------------------
(Douglas M. Karp)

/s/   Vinod Khosla           Director                              July 28, 1999
----------------------------
(Vinod Khosla)

/s/   Richard T. Liebhaber   Director                              June 20, 1999
----------------------------
(Richard T. Liebhaber)


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              Signature                  Title                        Date
              ---------                  -----                        ----

/s/   Douglas L. Polson      Director                              July 28, 1999
----------------------------
(Douglas L. Polson)

/s/   Craig D. Slater        Director                              June 20, 1999
----------------------------
(Craig D. Slater)

/s/   W. Thomas Stephens     Director                              June 20, 1999
----------------------------
(W. Thomas Stephens)



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